                                                                               .
                                                                               .
                                                                               .


                                                                   Exhibit 10.18

COMPANY Name:             B SQUARE CORPORATION

MS Agreement Number:      ***

Effective Date:           OCTOBER 1, 2006

Expiration Date:          JUNE 30, 2007

COMPANY's MS ID Number:   ***

Territory:                UNITED STATES OF AMERICA, CANADA, CARIBBEAN (EXCLUDING
                          CUBA) AND MEXICO

                    MICROSOFT OEM DISTRIBUTION AGREEMENT FOR
                     SOFTWARE PRODUCTS FOR EMBEDDED SYSTEMS

MICROSOFT LICENSING, GP ("MS"), and the undersigned company ("COMPANY") agree to be bound by the terms of this MICROSOFT OEM DISTRIBUTION AGREEMENT FOR SOFTWARE PRODUCTS FOR EMBEDDED SYSTEMS ("Agreement") effective as of the date above ("Effective Date").

This Agreement consists of the following:

-    this Signature Page

-    Address Schedule

-    General Terms and Conditions

-    OEM Volume Royalty Program Schedule

-    Use of MOO and ECE Schedule

-    Virtual Warehouses Schedule

MICROSOFT LICENSING, GP                 B SQUARE CORPORATION

A general partnership organized under   A company organized under the laws of:
the laws of: State of Nevada, U.S.A     Washington, USA


By:                                     By:
    ---------------------------------       ------------------------------------
    (signature)                             (signature)

Name:                                   Name: SCOTT MAHAN
      -------------------------------         ----------------------------------
      (printed)                               (printed)

Title:                                  Title: VICE PRESIDENT, FINANCE - CFO
       ------------------------------          ---------------------------------
       (printed)                               (printed)

Date:                                   Date:
      -------------------------------         ----------------------------------
      (printed)                               (printed)

                                  CONFIDENTIAL

08/02/06 59528v9 Microsoft OEM Distribution Agreement for Software Products for Embedded Systems

***  CONFIDENTIAL TREATMENT REQUESTED
                                                                     Form 2.8.56
                                                   Document Tracking Number: ***

                                ADDRESS SCHEDULE
                       SHIPPING, BILLING, REBATES, SUPPORT

COMPANY'S VAT NUMBER:

COMPANY "SHIP TO" ADDRESS               COMPANY BILLING ADDRESS

***                                     ***
B SQUARE CORPORATION                    B SQUARE CORPORATION
110 110th AVE NE                        110 110th Ave NE
Suite 200                               Suite 200
Bellevue, WA  98004                     Bellevue, WA  98004
UNITED STATES                           UNITED STATES

Telephone: 425 519-5900                 Telephone: 425 519-5900
Fax: 425 519-5999                       Fax: 425 519-5999
E-mail: ***                             E-mail: ***

COMPANY TECHNICAL SUPPORT NUMBER

***

                                     PAYMENT

COMPANY shall include applicable MS invoice numbers and its VAT number on all Payments.

SEND PAYMENTS VIA WIRE TRANSFER ONLY TO:

Microsoft Licensing, GP
***
***
***
***
***
***
***

Or to such other address or account as MS may specify from time to time.

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED

                        MOO AND ECE COMPANY ADMINISTRATOR

COMPANY designates as its ECE and MOO COMPANY Administrator the following individuals.

***
B SQUARE CORPORATION
110 110th Ave. NE
Suite 200
Bellevue, WA 98004
UNITED STATES

Telephone: 425 519-5900
Fax: 425 519-5999
E-mail: ***

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED

                                     NOTICES

Except as provided above in this Address Schedule, any written notices related to this Agreement must be in the English language and addressed to the contacts and locations listed below. Each party may change the contact or address below by providing notice.

COMPANY INFORMATION                     MS INFORMATION

***                                     Microsoft Licensing, GP
B SQUARE CORPORATION                    ***
110 110th Ave. NE                       ***
Suite 200                               ***
Bellevue, WA  98004                     ***
UNITED STATES                           ***
                                        ***
Telephone: 425 519-5900                 ***
Fax: 425 519-5999
E-mail: ***

WITH A COPY TO:

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED

                          GENERAL TERMS AND CONDITIONS

1. DEFINITIONS.

"APM" or "Associated Product Materials" means documentation, external software media, and other materials related to the Licensed Product that MS may designate from time to time as redistributable parts of a Licensed Product. APM does not include COAs.

"ARA" or "Additional Rights Agreements" means the Microsoft OEM Customer License Agreement for Use of Third Party Brand Names and Trademarks and the Microsoft OEM Customer License Agreement for Field Upgrades.

"Authorized Replicator" or "AR" means an MS-authorized supplier of APM and COAs.

"Benefits" are defined in Section 14(i).

"CLA" means the pre-printed, serialized OEM Customer License Agreement for Embedded Systems as made available by MS. For additional information on the CLA, COMPANY should contact its MS account manager.

"Claim" is defined in Section 8(a).

"COA" or "Certificate of Authenticity" means a non-removable sticker designated by MS as specific to the Licensed Product.

"COMPANY Parties" is defined in Section 14(i).

"CVC" means the customer value chain. The CVC is a customer relationship management system that tracks the progress of prospective customers through a structured sales lifecycle. COMPANY may access the CVC through the following
URL: ***.

"Distributor ALPs" means the licensing terms and conditions for a Licensed Product on the Royalty Rate List.

"ECE" means the Mobile & Embedded Communications Extranet, which is the Internet site located at ***. MS may designate a successor URL from time to time. The ECE is made available to COMPANY as an informational resource.

"Embedded Application" means an industry- or task-specific software program and/or functionality with all of the following attributes:

     (a) It provides the primary functionality of the Embedded System.

     (b) It is designed to meet the functionality requirements of the specific industry into which the Embedded System is marketed.

     (c) It offers significant functionality in addition to the Licensed Product software.

"Embedded System" means OEM Customer's computing system or device with an Image that (i) is designed for and distributed with an Embedded Application, and (ii) is not marketed or useable as a general purpose personal computing device (such as a personal computer), a multi-function server or a commercially viable substitute for one of these systems.

"Force Majeure Event" means fire, disaster caused by forces of nature, riot, terrorist act, war, labor dispute, material changes in applicable law or regulation, or decree of any court.

"Image" means the binaries for the Licensed Product included on an Embedded System and the OEM Customer's binaries.

"Installer" means a third party entity approved by MS in writing to perform certain activities for an OEM Customer.

"Licensed Products" means the MS products identified as licensed in the Product Viewer Tool. Licensed Products are available from an AR or an MS Affiliate for redistribution to OEM Customers. Licensed Products include MS software (including Supplemental Code), COAs, and APM.

"Material Amount" means ***.

"MCCL" means Microsoft (China) Co. Limited, a company organized under the laws of the People's Republic of China and a wholly-owned subsidiary of MSCORP.

"Minimum Requirements" means ***.

"MIOL" means Microsoft Ireland Operations Limited, a company organized under the laws of Ireland and an indirect, wholly-owned subsidiary of MSCORP.

"Misappropriate" has the same meaning given in the Uniform Trade Secrets Act.

"MOO" means MS OEM Online, the Internet site located at ***. MS may designate a successor URL from time to time. COMPANY will access and use MOO in connection with certain aspects of its performance under this Agreement.

"MS Affiliate" means any entity that directly or indirectly controls is controlled by, or is under common control with MS, including without limitation MSCORP.

"MS Parties" means MS, Suppliers, and/or their respective officers, employees, and agents.

"MSCORP" means Microsoft Corporation, a company organized under the laws of the State of Washington, U.S.A.

"MSLI" means Microsoft Licensing, GP, a general partnership in which MSCORP is a general partner.

"OEM ALPs" means licensing terms and conditions for the Licensed Product on the "Additional Licensing Provisions" affixed to the Runtime License Envelope. Courtesy copies of the ALPs are available on the ECE.

"OEM Customer" means an original equipment manufacturer of one or more Embedded Systems that has signed a current CLA.

"OEM Volume Royalty Program" has the meaning specified in the OEM Volume Royalty Program Schedule.

"Payments" is defined in Section 14(i).

"Prior Agreement" is defined in Section 13(c).

"Product Viewer Tool" means the Product Viewer in MOO. It is a search tool that allows users to search for MS part numbers, and bills of materials for Licensed Products.

"Recovery Image" means a copy of the Image as originally installed on the Embedded System. A Recovery Image is used to reinstall the Image.

"Reporting Guidelines" means the Sales-Out and Royalty Reporting Guidelines posted on the ECE. These guidelines provide for electronic submission to MS of sales-out information as reasonably requested by MS.

"Resource Guide" means the Microsoft Embedded Distributor Resource Guide posted on the ECE. It contains information about general licensing, operations, and Licensed Product ordering. It does not contain licensing terms. MS reserves the right to modify the Resource Guide with 60 days notice.

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED

"Royalty Rate List" means the list of royalty-bearing Licensed Products and royalty rates. This list also contains Distributor ALPs and other information.

"Runtime License" means a license to distribute a single Image on an Embedded System.

"Runtime License Envelope" means the envelope that contains the ALPs for the Licensed Product. A Runtime License Envelope may contain COAs.

"Successor Agreement" is defined is Section 13(b).

"Supplemental Code" means any additional or replacement code for any portion of a Licensed Product MS may provide to COMPANY from time to time. If there are any additional or different license terms and conditions that apply to that the Supplemental Code, then MS will provide a notice with that code.

"Suppliers" means MSCORP and other licensors or suppliers of Licensed Product or portions thereof.

"Territory" means the specific countries or regions of the world on the Signature Page.

"Trade Secret" has the same meaning given in the Uniform Trade Secrets Act.

"Update Image" means an Image that consists of an updated version of the Licensed Product binaries such as Supplemental Code and an updated version of the OEM Customer binaries. An Update Image may include the previously distributed version of the Licensed Product binaries or the OEM Customer binaries, but not both.

"VAT Number" is defined in Section 3(f)(i).

"Virtual Warehouse" means an offsite warehouse for Licensed Products established by COMPANY in accordance with the Virtual Warehouse Schedule.

2. LICENSE GRANT AND LIMITATIONS.

(a) License Grant. MS grants to COMPANY a non-exclusive, limited license to distribute Licensed Products solely:

     (i) into or within the Territory, and

     (ii) to OEM Customers, Installers, and Virtual Warehouses.

(b) Ordering.

     (i) COMPANY shall only accept orders from OEM Customers or on behalf of OEM Customers from:

          -    Installers, and

          -    third party procurement companies.

     (ii) COMPANY shall verify via the MOO tool that all orders are from parties that have current OEM Customer status.

     (iii) COMPANY shall ship Licensed Product solely within the Territory. Additional countries may be added to the Territory only after COMPANY's MS regional channel manager approves the addition and it is added to MOO.

     (iv) COMPANY shall not execute a CLA. COMPANY is not permitted to act as an OEM Customer.

     (v) DESIGN RESTRICTIONS ON HIGH RISK ACTIVITIES. The Licensed Products are not fault-tolerant and are not designed, manufactured or intended for any use requiring fail-safe performance in which the failure of a Licensed Product could lead to death, serious personal injury, or severe physical or environmental damage ("High Risk Activities"). This includes the operation of aircraft or nuclear facilities. COMPANY agrees not to use, or license the use of, the Licensed Product in connection with any High Risk Activities.

(c) ARs and Available Products.

     (i) COMPANY will obtain COAs and APM from an AR (or MS Party). A list of ARs is available on the ECE. MS may update this list.

     (ii) COMPANY shall order and acquire from an AR (or MS Affiliate) only Licensed Products listed on the Product Viewer Tool.

     (iii) If MS has removed a Licensed Product from the Product Viewer Tool, COMPANY may only continue to distribute the Licensed Product until the earlier of:

          (A) The final shipment date from COMPANY to its OEM Customers that is set by MS; and

          (B)  Termination or expiration of this Agreement.

     (iv) COMPANY may order Recovery Images and Update Images (on behalf of an OEM Customer) that are based on Licensed Products listed on the Product Viewer Tool. Recovery Images and Update Images may only be distributed to OEM Customers, or Installers on behalf of an of an OEM Customer.

(d) Packaging Intact.

     (i) COMPANY shall distribute the Licensed Product in the unopened form/packaging as received from the AR and/or MS Party.

     (ii) COMPANY shall not modify or remove any part of the contents or packaging of the Licensed Product.

(e) Inventory Control. COMPANY shall maintain a level of security sufficient to prevent loss or unauthorized distribution of Licensed Product (including COAs and APM).

(f) No Conflicts. COMPANY shall not provide to OEM Customer any non-MS information that conflicts with or supersedes or purports to supersede the CLA, any ARAs or the OEM ALPs.

(g) Product-Specific Terms. COMPANY shall comply with the Distributor ALPs.

(h) Potential OEM Customers. COMPANY shall perform the following steps for each potential OEM Customer. COMPANY shall:

     (i) Ensure that it uses the most current CLA and ARA forms.

     (ii) Before any potential OEM Customer signs a CLA, ensure that the company is within the Territory.

     (iii) Notify each potential OEM Customer that only an authorized signatory of the prospective OEM Customer may execute the CLA or ARA.

     (iv) Provide the potential OEM Customer a courtesy copy of the applicable OEM ALPs before the OEM Customer first licenses any Licensed Product.

     (v) Verify that:

          (A) The information provided by the potential OEM Customer is complete and correct;

          (B)  No changes or alterations have been made to the CLA or ARA; and

          (C) Each such agreement has been properly completed and executed by an authorized representative of the potential OEM Customer.

(i) New OEM Customers. COMPANY shall perform the following steps for each new OEM Customer. COMPANY shall:

     (i) If the OEM Customer requests ARAs, comply with the instructions described in the Resource Guide.

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED

     (ii) Provide Recovery Images and Update Images to OEM Customers as received from an AR and in accordance with the Resource Guide.

     (iii) Provide Supplemental Code on external media as received from an AR and any related OEM ALPs for OEM Customer only in the manner set forth in the applicable Supplemental Code letter from MS.

     (iv) On a weekly basis, express mail to MS both OEM Customer-signed originals of any CLAs and ARAs returned to COMPANY during the previous week.

(j) Interim Shipments. MS agrees that between the time COMPANY obtains the OEM Customer's signature on the CLA and the date MS countersigns:

     (i) COMPANY may distribute Licensed Products to the OEM Customer, and

     (ii) ***.

(k) OEM Customer Notices. COMPANY shall instruct each OEM Customer that:

     (i) DESIGN RESTRICTIONS ON HIGH RISK ACTIVITIES. The Licensed Products are not fault-tolerant and are not designed, manufactured or intended for any use requiring fail-safe performance in which the failure of a Licensed Product could lead to death, serious personal injury, or severe physical or environmental damage ("High Risk Activities"). This includes the operation of aircraft or nuclear facilities. OEM Customer agrees not to use, or license the use of, the Licensed Product in connection with any High Risk Activities.

     (ii) OEM Customer may only distribute Licensed Products (including COAs and
APM):

          (A)  As part of the OEM Customer's Embedded Systems;

          (B) That were obtained by the OEM Customer directly from an MS-authorized distributor; and

          (C)  In accordance with the CLA, the OEM ALPs, and the ARAs.

     (iii) OEM Customer may only reproduce and distribute Update Images, Supplemental Code, and Recovery Images in accordance with the CLA.

(l) IP Notices.

COMPANY shall not remove or obscure any copyright, trademark or patent notices that appear on the Licensed Product as delivered to COMPANY.

(m) Logos.

     (i) MSCORP may designate one or more logos for use with the Licensed Product. Use of these logos is optional. To obtain more information regarding licensing and use of logos, COMPANY should contact its MS account manager.

     (ii) Use or display of any logo of MS or MSCORP shall be limited to the terms of a separate logo license from MSCORP. Logo licenses and published standard guidelines are posted at ***, if and as available from MSCORP.

(n) Unauthorized Distribution. Upon notice from MS, COMPANY shall promptly discontinue distribution of Licensed Product to an OEM Customer or to a potential OEM Customer. COMPANY shall cooperate with MS in investigating instances of unauthorized distribution of Licensed Products. COMPANY shall make commercially reasonable efforts to retrieve any Licensed Products previously distributed to such OEM Customer or potential OEM Customer.

(o) No Reverse Engineering.

     (i) COMPANY shall not reverse engineer, decompile, or disassemble the Licensed Product, except and only to the extent applicable law expressly permits such actions.

(p) No Representations for MS.

COMPANY shall not make any representation or warranty (express or implied) to OEM Customers, or any other third party, on behalf of MS. COMPANY shall defend, indemnify, and hold MS and its Suppliers harmless from any claim or damages and reasonable attorneys' fees arising out of any warranty or representation by COMPANY.

(q) This Agreement does not give COMPANY title to any Licensed Product, packaging, papers, materials, or other property of MS related to a Licensed Product.

     (i) MS retains title to all APM and COAs (and related materials) from the time that the Licensed Product is acquired by COMPANY until COMPANY distributes the Licensed Products to or for the OEM Customer.

     (ii) In no circumstances will any receiver or trustee of COMPANY be entitled to sell or distribute any Licensed Product obtained by COMPANY pursuant to the Agreement.

(r) Unless otherwise provided in writing from MS, COMPANY may not deliver COAs or APM to any other company that has an effective Microsoft OEM Distribution Agreement for Software Products for Embedded Systems.

(s) COMPANY agrees that it has received and reviewed a courtesy copy of the Minimum Requirements (if applicable in the Territory). COMPANY further agrees to achieve compliance with the Minimum Requirements (if any) within *** days of the Effective Date and to maintain such compliance after that.

3. REPORTS AND PAYMENTS.

(a) Royalty Rate List.

     (i) At least *** days prior to the first day of each month, MS will post the Royalty Rate List for the upcoming month on the ECE.

     (ii) MS may modify the Royalty Rate List upon notice to COMPANY. Submission of Licensed Product orders to ARs or distribution of Licensed Product after the effective date of any modifications to the Royalty Rate List shall constitute COMPANY's acceptance of such modifications. New royalty rates will be effective on the date specified on the Royalty Rate List or, if no date is specified, upon notice of the change.

     (iii) If COMPANY elects to participate in the OEM Volume Royalty Program, COMPANY shall comply with the terms and conditions in the OEM Volume Royalty Program Schedule.

     (iv) MS may offer a performance rebate program ("Rebate Program") to encourage its distributors to promote and expand sales of Licensed Products. COMPANY may qualify to participate in the Rebate Program and earn rebates for achieving defined objectives as outlined on ECE. Company should contact its MS account manager with any questions about the Rebate Program.

(b) Sales-Out Reports.

     (i) Within *** days after the end of each calendar month COMPANY shall submit a sales-out report as described in the Reporting Guidelines. COMPANY shall provide its final report within *** days after this Agreement terminates or expires.

     If COMPANY fails to submit a sales-out report, COMPANY may receive daily notices from MS to correct the problem. MS may

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED
invoice COMPANY based on Licensed Product shipment reports submitted to MS by the ARs.

     (ii) COMPANY shall ensure that all reports under this Agreement:

          (A)  are accurate and complete,

          (B) are in compliance with the requirements in the Reporting Guidelines, and

          (C) are in compliance with any Minimum Requirements applicable in the Territory.

     (iii) COMPANY shall take all steps needed to ensure that it complies with all applicable local and national data protection laws when collecting and providing data to MS.

(c) Monthly Payments. For each calendar month, COMPANY shall remit payment to MS via wire transfer, as specified in the Payment section of the Address Schedule.

(d) Late Payments.

     (i) If COMPANY does not meet MS payment terms, MS may, without limiting its remedies, do any of the following:

          (A)  require the AR to suspend all pending COMPANY orders; or

          (B)  terminate this Agreement.

     (ii) If COMPANY fails to pay any royalty or other payment due under this Agreement by the applicable due date, then MS may apply a late charge on the past due amount. To the extent permitted by applicable law, the late charge will be assessed at an annual rate equal to ***%. The late charge will accrue monthly (before and after any judgment) from the due date through the date of actual payment (both dates inclusive). Late charges will be applied and without prejudice to any other right or remedy available to MS.

(e) Currency.

All payments must be in U.S. dollars and amounts owed will not be satisfied by a tender or any recovery pursuant to any judgment that is expressed in or converted by MS to any currency other than U.S. dollars.

(f) Taxes.

     (i) If COMPANY is required to withhold taxes on payments to MS, then COMPANY may deduct such taxes from the amount owed, and pay them to the appropriate taxing authority. COMPANY agrees to deliver to MS (within *** days of such payment) an official receipt for any such taxes withheld or other documents necessary to enable MS to claim potential foreign tax credits. If MS is defined as MSLI or MCCL, a foreign tax authority is a non-U.S. authority. If MS is defined as MIOL, a foreign tax authority is a non-Irish authority. If COMPANY is located in a jurisdiction that uses the Value Added Tax or sales tax number ("VAT Number") for tax identification purpose, COMPANY's VAT Number shall be provided in the Address Schedule.

     (ii) Tax Certificate. If COMPANY conducts business in the U.S.A. and qualifies for a state resale tax exempt certificate, then COMPANY shall provide MS with a copy of its U.S.A. state resale tax exempt certificate, if applicable, with this Agreement when it is returned for signature by MS.

(g) Royalty Payments. For each unit of Licensed Product distributed by COMPANY, COMPANY agrees to pay MS the royalty rate in the Royalty Rate List in effect during the month in which Licensed Product is shipped by COMPANY. COMPANY shall pay royalties within *** days after the end of each calendar month in which Licensed Product was shipped. COMPANY shall pay royalties within *** days after the termination or expiration date of this Agreement for all Licensed Product distributed in the final full or partial month, as well as all inventory not returned to MS, including inventory remaining in Virtual Warehouses.

(h) Credit Review. MS reserves the right to review COMPANY's financial condition, payment history, and overall credit worthiness during the term of this Agreement. By signing this Agreement COMPANY authorizes MS to access any credit bureaus or agencies to inquire about COMPANY's financial condition. Upon request, COMPANY shall provide its current audited financial statements. After review of COMPANY's financial condition, payment history and overall credit worthiness, MS may require any of the following payment assurances:

     (i) An initial payment equal to the estimated Licensed Product royalties for the first calendar quarter of the Agreement (or the quarter following the review). COMPANY may not recoup any of that payment against royalties due to MS or apply it against payments to any AR. If COMPANY has complied with all material terms of this Agreement when it expires, MS will refund the initial payment amount (net of amounts due MS) within *** days of COMPANY's final royalty report and payment for Licensed Products distributed during the term of this Agreement.

     (ii) A third party guarantee, performance bond, letter of credit, prepayment of royalties, or other security.

     (iii) Periodic updated financial statements.

     (iv) Written assurances of due performance.

Until the deposit amount and/or payment assurances is/are received and acceptable to MS, MS may suspend COMPANY's license rights or require ARs to refuse to fill COMPANY's orders.

(i) Error. If COMPANY discovers an over-reporting error, COMPANY shall report the error to MS in writing within *** calendar months after the end of the calendar month in which the Licensed Product was distributed.

(j) Order Limits. MS may require ARs to refuse or limit orders placed by COMPANY in quantities greater than COMPANY will be able to make timely payment for or distribute. MS will give COMPANY written notice if it takes this action.

(k) AR Charges. Royalties exclude any charges by the AR for COAs or APM. Royalties also exclude any taxes, duties, fees, excises or tariffs imposed on any of COMPANY's activities in connection with this Agreement. COMPANY shall pay any such charges, taxes, duties, fees, excises or tariffs.

(l) Additional Royalty. If COMPANY distributes any Licensed Product in violation of the terms of this Agreement or COMPANY is unable to account for missing Licensed Product, then MS, without limiting its remedies, may demand and COMPANY agrees to pay, an additional royalty equal to ***% of the royalty for those Licensed Products. COMPANY shall pay such additional royalty within *** days of MS' invoice date. The parties acknowledge that distribution in violation of the terms of this Agreement would result in damages to MS that are impractical and difficult to ascertain. The parties also acknowledge that the additional royalty represents a reasonable and genuine estimate of the loss that will be suffered by MS.

(m) CVC Leads. COMPANY shall enter data into the CVC as described on the ECE.
***

(n) Damaged Materials. For COAs and APM damaged irreparably during the ordinary course of COMPANY's business, COMPANY shall:

     (i) Maintain a log of each damaged or destroyed COA. For each such COA, the log must include the date damaged or destroyed,

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED

Licensed Product name, COA number and cause of damage or destruction.

     (ii) Return each damaged COA to the AR and/or MS Affiliate from which the COA was acquired.

(o) Materials in Transit. COMPANY is responsible for any loss or damage to COAs and APM in transit between AR and COMPANY.

4. NO WARRANTIES. NO LIABILITY FOR LATE DELIVERY.

(A) EACH LICENSED PRODUCT IS LICENSED "AS-IS." THE OEM CUSTOMER AND ITS END USERS BEARS THE RISK OF USING IT. MS GIVES NO EXPRESS WARRANTIES, GUARANTEES OR CONDITIONS. TO THE EXTENT PERMITTED UNDER APPLICABLE LAWS, MS EXCLUDES THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

(b) Neither MS nor its Suppliers shall have any liability for failure to deliver any Licensed Product by any particular date.

5. LICENSED PRODUCT DISCONTINUANCE AND RETURNS

(a) If MS or its Suppliers determine that a Licensed Product should not be distributed in a market, COMPANY shall immediately stop distributing upon written notice.

(b) Replacement Units. No royalty shall accrue to MS for Licensed Product shipped to replace units defective in media or reproduction. COMPANY must distribute such replacement copies directly to OEM Customers at no charge, except for the reasonable costs COMPANY incurs for materials, shipping, and handling.

(c) COMPANY shall defend, indemnify, and hold MS and its Suppliers harmless from and against all damages, costs and expenses, including reasonable attorneys' fees, incurred due to COMPANY's continued distribution of Licensed Product after MS has notified COMPANY to stop distributing the Licensed Product.

(d) Returns. COMPANY shall manage any returns of Licensed Product in accordance with the then-current Resource Guide.

6. LIMITATIONS OF LIABILITY.

(a) LIABILITY CAP.

     (i) MS Parties have limited liability under this Agreement.

          (A)  MS Parties' liability is limited for each Licensed Product.

          (B) MS Parties' liability will not exceed ***% of the amount of actual payments by COMPANY for such Licensed Product. This amount is also limited to payments during the original term of this Agreement.

          (C)  This limit includes MS' duties arising under Section 8.

     (ii) The liability limit in this Section 6(a) does not apply to any attorneys' fees and expenses incurred by MS under Section 8 only.

(b) EXCLUSION OF CERTAIN DAMAGES AND LIMITATION OF TYPES OF LIABILITY.

     (I) COMPANY AGREES THAT THE MS PARTIES SHALL NOT BE LIABLE TO COMPANY OR TO ANY THIRD PARTY FOR ANY OF THE FOLLOWING.

          (A) ECONOMIC DAMAGES (I.E., DAMAGES FROM LOSS OF PROFITS OR REVENUES, BUSINESS INTERRUPTION AND LOSS OF BUSINESS INFORMATION OR DATA).

          (B)  CONSEQUENTIAL DAMAGES.

          (C)  SPECIAL DAMAGES.

          (D)  INCIDENTAL DAMAGES.

          (E)  INDIRECT DAMAGES.

          (F)  PUNITIVE DAMAGES.

     (II) COMPANY AGREES THAT THE FOREGOING LIMITATIONS APPLY:

          (A) EVEN IF MS PARTIES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES;

          (B) EVEN IN THE EVENT OF ANY MS PARTIES' FAULT, TORT (INCLUDING NEGLIGENCE), MISREPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY; AND

          (C)  EVEN IF ANY REMEDIES FAIL OF THEIR ESSENTIAL PURPOSE.

(c) RELEASE. COMPANY releases MS Parties from all liability in excess of the limits in this Section 6. This release includes any claim for indemnification or contribution even if such claims arise under local law.

7. LICENSED PRODUCT SUPPORT.

(a) This Agreement does not include technical support by MS to COMPANY, OEM Customers or any end users. COMPANY may be able to purchase technical support services from MS or a MS Party, under a separate agreement.

(b) COMPANY shall provide commercially reasonable support for the Licensed Products to OEM Customers. COMPANY shall advise OEM Customers to contact COMPANY for support.

(c) For the term of this Agreement, COMPANY shall maintain a valid technical support services contract for the Licensed Products through Microsoft OEM Services for Embedded Partners or with a third party for an equivalent level of such services. Instead of such a contract, upon request, MS will verify that COMPANY itself provides an equivalent level of such services. If COMPANY chooses to acquire support through MSCORP, COMPANY agrees that MSCORP may charge applicable support fees under such contract.

(d) Upon request, COMPANY shall provide a copy of its current OEM Customer support policy for the Licensed Products. COMPANY shall provide MS with *** days' prior written notice of any substantive change in COMPANY's support policy for Licensed Products.

8. INTELLECTUAL PROPERTY INFRINGEMENT.

(a) Coverage.

     MS agrees to defend, at MS' expense, COMPANY in a lawsuit or other judicial action, and pay the amount of any adverse final judgment (or settlement that MS consents to) from such lawsuit or judicial action, for any third party claims that the Licensed Products:

     (i) Infringe any copyright or trademark rights;

     (ii) Infringe any patents (except for patents that are alleged to be infringed by or essential to an implementation of the VC-1 standard, for which no defense or indemnity obligation from MS Parties applies); and

     (iii) Misappropriate any Trade Secrets.

Each of the foregoing are individually referred to in this Agreement as a "Claim".

(b) Scope.

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***  CONFIDENTIAL TREATMENT REQUESTED


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     (i) Regarding a Trade Secret Claim, MS has no duty under this Agreement if
COMPANY acquired a Trade Secret:

          (A)  Through improper means;

          (B) Under circumstances giving rise to an independent duty by COMPANY to maintain secrecy or limit the use of the Trade Secret; or

          (C) From a person (other than MS or its Suppliers) who owed, to the party asserting the Trade Secret Claim, a duty to maintain the secrecy or limit the use of the Trade Secret.

     (ii) Regarding a patent Claim, MS' obligations under this Agreement shall be limited to patent Claims where the Licensed Product software alone, without combination or modification, constitutes direct or contributory infringement of such patent Claim.

     (iii) Regarding any Claim, MS has no duties under this Agreement if any manufacture, use, sale, offer for sale, importation or other disposition or promotion of the Licensed Product or trademark by COMPANY violates this Agreement or the Distributor ALPs, but only to the extent that such infringement claim results from such violation.

     (iv) MS has no duties under this Agreement for any Claim unless the following are satisfied:

          (A)  COMPANY must promptly notify MS in writing of the Claim;

          (B) MS must have sole control over defense and/or settlement of the Claim; and

          (C) COMPANY shall provide MS with reasonable assistance in the defense of the Claim.

(c) Other Claims.

     (i) Regarding any claim (other than a Claim), COMPANY shall promptly notify MS in writing of such claim. MS has no duty to defend COMPANY or pay damages arising out of such claim.

     (ii) COMPANY agrees that MS has the right, in its sole discretion, to assume at any time the defense of any such claim. If MS assumes the defense of any such claim:

          (A)  MS will notify COMPANY in writing of MS' election;

          (B) MS must have sole control over the defense and/or settlement of the claim;

          (C) COMPANY shall provide MS with reasonable assistance in the defense of the claim;

          (D)  MS will then defend COMPANY against that claim; and

          (E) MS will pay any adverse final judgment (or settlement that MS consents to) resulting from defending such claim.

(d) Additional Options.

     In addition to the obligations in Section 8(a), if MS receives information concerning a claim (including a Claim), MS may, at its expense, but without obligation to do so, undertake further actions such as:

     (i) Procuring for COMPANY such copyright, patent, trademark, or Trade Secret rights or licenses to address the claim; or

     (ii) Replacing or modifying the Licensed Product or trademark to make it non-infringing or stop the misappropriation of the Trade Secret.

(e) Notices; Injunctions.

     (i) MS may provide COMPANY with written notice of a recommendation that COMPANY stop the manufacture, use, sale, offer for sale, importation or other disposition or promotion of Licensed Products or trademarks due to a claim (including a Claim). COMPANY shall reimburse MS and MSCORP for all damages, costs, and expenses (including reasonable attorneys' fees) they incur if COMPANY conducts any activities contrary to such recommendation more than *** days after the date of MS' notice.

     (ii) If in connection with a claim (including a Claim), a court enjoins COMPANY from distributing Licensed Products in its inventory and within *** days after issuance of such injunction:

          (A)  Such injunction is not lifted;

          (B) MS has not procured a license that enables COMPANY to distribute the enjoined Licensed Products; or

          (C) MS has not modified such Licensed Products to make them non-infringing;

then such Licensed Products will no longer be available for distribution under this Agreement. COMPANY will return any corresponding Licensed Products in accordance with this Agreement and the then-current Resource Guide. COMPANY will receive a royalty credit for such returns.

9. RECORDS; AUDIT.

(a) Licensed Product Records. COMPANY will maintain accurate and complete Licensed Product records (including COAs, APM and Runtime License envelopes).

(b) Licensed Product Returns. COMPANY may return Licensed Products. Each return must comply with the returns policy and procedure in the then-current Resource Guide.

(c) Licensed Product Reports. COMPANY will account for Licensed Products in inventory on a monthly basis. Licensed Products in inventory include Licensed Products at all COMPANY facilities and in Virtual Warehouses. COMPANY will make this accounting available to MS upon request. The Licensed Product accounting will reconcile beginning and ending Licensed Product inventory. It will also include:

     (i) Licensed Product and APM acquisitions from ARs and MS Affiliates.

     (ii) COA serial number ranges on the Runtime License envelopes with corresponding shipment dates.

     (iii) OEM Customer returns.

     (iv) COAs, Licensed Product and APM that cannot be distributed for any reason.

(d) Payments. If COMPANY discovers a discrepancy resulting in an underpayment to MS, COMPANY will pay MS if there is a difference between the number of Runtime Licenses acquired by COMPANY from ARs and MS Affiliates and:

     (i) The number of Runtime Licenses distributed by COMPANY pursuant to this Agreement; plus

     (ii) The number of Runtime Licenses that COMPANY can verify are in the possession of COMPANY and the Virtual Warehouses; plus

     (iii) The number of Runtime Licenses properly returned to the AR (or MS Affiliate, if applicable).

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED


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The payment amount will be the difference in units multiplied by the royalty rates that apply for the units. COMPANY will submit a revised sales-out report and pay in accordance with Section 3. If COMPANY can show (to the reasonable satisfaction of MS) that Licensed Product was destroyed due to a Force Majeure Event, then it will not pay for those units of Licensed Product.

(e) COMPANY Records; MS Inspection.

     (i) MS may inspect COMPANY' records related to compliance with this Agreement. MS will provide written notice to COMPANY at least *** days before MS inspects these records.

     (ii) COMPANY will keep these records for at least *** years after the term of the Agreement.

     (iii) COMPANY will make the records available to MS at a single, readily accessible location.

     (iv) MS may ask third parties to help inspect these records. These third parties will be certified or chartered public accountants. They will be independent from MS. The third parties will not be hired on a contingent fee basis.

     (v) MS will inspect the records during regular business hours.

     (vi) MS may also inspect COMPANY's premises, and/or Virtual Warehouse premises. COMPANY will grant access to MS with the following limits.

          (A)  MS will give COMPANY *** days' prior notice.

          (B)  MS' access shall be limited. MS may only access areas where:

               -    COAs and APM are stored and used;

               - the Licensed Products are copied (if COMPANY is an Installer), stored, installed (if COMPANY is an Installer), used, and distributed; and

               -    COMPANY maintains its records.

          (C) COMPANY personnel may escort MS and the third parties helping MS. MS agrees that it will not unreasonably interfere with COMPANY's normal course of business.

(f) Amounts Owed. MS will provide COMPANY with a summary of MS' findings and conclusions of each audit.

     (i) MS may determine COMPANY did not report correctly. If so, COMPANY will immediately pay the amount owed to MS.

     (ii) MS may determine COMPANY has intentionally breached this Agreement (or a previous Microsoft OEM Distribution Agreement for Software Products for Embedded Systems), or that the amount owed exceeds the Material Amount. If so, COMPANY will also pay the costs of the audit plus an additional royalty of ***% of the applicable product royalty for each unreported copy of Licensed Product.

(g) MS will not do an audit more than once a year. However, MS may audit more than once a year if an audit finished during the preceding year revealed a Material Amount or an intentional breach of this Agreement.

10. NONDISCLOSURE.

(a) COMPANY shall keep confidential:

     (i) the terms of this Agreement, including, without limitation, the Royalty Rate Lists;

     (ii) information on the ECE, MOO and in the Resource Guide;

     (iii) information concerning current and potential OEM Customers;

     (iv) any of the following with regard to MS or any of its Suppliers:

          -    royalty rate information,

          -    the terms of agreements concerning products,

          -    license negotiations,

          - any information relating to released or unreleased software products,

          -    the marketing or promotion of any product,

          - and business policies or practices that MS or its Suppliers disclose to COMPANY that is non-public information, and

     (v) any other information that, in the circumstances surrounding the disclosure or in the nature of the information, ought in good faith to be treated as confidential.

11. ASSIGNMENT.

(a) COMPANY may not assign or sublicense this Agreement in whole or in part. This limitation includes assignments or sublicenses by contract, merger, or operation of law. Any attempted assignment or sublicense in violation of this provision shall be void and of no effect.

(b) MS may assign any this Agreement to an MS Affiliate. MS will not assign an agreement if that assignment constitutes an unreasonable and material impairment of COMPANY to obtain the performance that it is entitled to under that agreement. MS will provide COMPANY with prior notice of any assignment. Failure to provide notice will not affect the effectiveness of any assignment.

12. MOO AND ECE.

COMPANY shall comply with the terms and conditions in the MOO and ECE Schedule.

13. TERM.

(a) This Agreement is effective from the Effective Date until the Expiration Date. MS may extend the term of this Agreement for an additional one year period upon notice to COMPANY. COMPANY's acquisition or distribution of Licensed Product during an extension signifies COMPANY's agreement to the terms of the extension. Both parties agree to be bound by the terms of any extension notification, if accepted by COMPANY.

(b) If COMPANY enters into a new distribution agreement with MS that grants substantially similar rights for Licensed Products licensed under this Agreement (a "Successor Agreement"), COMPANY may retain Licensed Product, remaining COAs and APM acquired under this Agreement if all the following are true.

     (i) The Licensed Products, remaining COAs and APM are used in accordance with the terms and conditions of the Successor Agreement, including without limitation applicable royalties.

     (ii) The Successor Agreement has an effective date no later than *** days following the termination or expiration of this Agreement.

     (iii) MS has not objected in writing to such use within *** days following the effective date of the Successor Agreement.

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED


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(c) If COMPANY is currently licensed to distribute the Licensed Product under a valid agreement with MS ("Prior Agreement"), then as of the Effective Date of this Agreement:

     (i) COMPANY's license to order and distribute the Licensed Product under the Prior Agreement shall cease; and

     (ii) COMPANY shall report and pay for the Licensed Product under the terms and conditions of this Agreement.

(d) This Agreement does not create any express or implied obligation to renew or extend the Agreement or to continue the parties' relationship on the same terms. Regardless of the number of renewals, this Agreement will always be a fixed term agreement and not an indefinite term agreement.

14. TERMINATION.

(a) Either party may terminate this Agreement at any time without cause by giving the other *** days prior written notice.

(b) MS may, in its' sole discretion:

     (i) suspend any rights granted to COMPANY under this Agreement;

     (ii) require ARs to refuse to fulfill or to limit orders placed by COMPANY; and/or

     (iii) terminate this Agreement in its entirety or as to any individual Licensed Products.

(c) MS may terminate this Agreement if COMPANY submits "zero dollar" royalty reports for *** calendar months.

(d) Notice for Bankruptcy. If COMPANY becomes insolvent, enters bankruptcy or similar proceedings under applicable law; admits in writing its inability to pay its debts; or makes or attempts to make an assignment for the benefit of creditors, then:

     (i) COMPANY's distribution rights under this Agreement will be suspended as of the date such event occurs; and

     (ii) Termination is effective upon notice to COMPANY or , if later, as soon as permitted by applicable law.

(e) If either party has breached this Agreement, and the cause for termination is curable, the non-breaching party will give *** days prior written notice and opportunity to cure. If the cause for termination is not curable during that time, termination will take effect promptly upon notice from the party who is not in breach.

(f) Upon termination or expiration of this Agreement, all COMPANY's license rights shall immediately cease.

     (i) COMPANY shall immediately cease distribution of all Licensed Product.

     (ii) Within *** business days from expiration or termination of the Agreement, COMPANY shall return:

          (A) All Licensed Products, COAs and APM in inventory (including all Virtual Warehouses) to an AR per the Resource Guide.

          (B) All CLA and ARA forms to MS at the notices address indicated in the Address Schedule.

          (C) Any other property of any MS Party that COMPANY possesses to MS at the notices address indicated in the Address Schedule.

MS, its Suppliers, and ARs are not required to refund, credit, or adjust amounts paid for the Licensed Products returned to MS pursuant to this Section.

(g) Upon notice that this Agreement is expiring or to be terminated, each party must assist the other to wind-down their respective obligations under this Agreement in an orderly manner.

(h) When this Agreement terminates or if MS suspends COMPANY's distribution rights, MS may take any actions that may be advisable to prevent unauthorized distribution of Licensed Products then in COMPANY's inventory and to ensure timely return or destruction of such Licensed Products.

(i) COMPANY agrees that the termination or expiration of this Agreement shall not cause any MS Party to pay any indemnification, severance or termination payment or benefit to COMPANY, or any of its subsidiaries or affiliates, or a third party (together "Company Parties"). If any MS Party is required to pay Company Parties any compensation, severance pay or benefit other than those in this Agreement ("Benefits"), COMPANY shall indemnify the MS Party for the payment as well as from any reasonable costs and expenses (including attorneys' fees and expenses) incurred by it in connection with its involvement in any judicial or administrative proceeding (the Benefits, together with any costs and expenses indemnifiable by COMPANY in this Section are referred to collectively as the "Payments"). COMPANY irrevocably authorizes MS:

     (i) To set off against the payment of any obligations of MS under this Agreement, the amount of any and all Payments, and

     (ii) To hold, pending final determination of the amount of the Payments, the payment of any obligations of MS under this Agreement as security for the payment of all Payments by COMPANY to MS, if MS, in its sole discretion, determines that there are reasonable grounds to believe that MS is or shall be required to pay any Payments.

(j) The remedies available to MS under this Agreement are not exclusive. In addition to such remedies, MS may exercise any and all legal, equitable or other remedies available.

15. NOTICES.

(a) By MS. MS may give COMPANY notices, authorizations, and requests in connection with this Agreement by:

     (i) Fax to the fax number listed in the Address Schedule; or

     (ii) In writing to the addresses indicated in Address Schedule.

In addition, only for updates or changes to information, instructions or forms (but not license terms), MS may give COMPANY notices, authorizations and requests by:

     -    Posting them to the ECE or MOO, or

     -    Email to the email address listed in the Address Schedule.

(b) By COMPANY. COMPANY may give MS notices, authorizations, and requests in connection with this Agreement by:

     (i) Fax on COMPANY letterhead signed by an authorized representative of COMPANY to the fax number listed in the Address Schedule;

     (ii) Email at the email address listed in the Address Schedule as a scanned document on COMPANY letterhead signed by an authorized representative of COMPANY; or

     (iii) In writing on COMPANY' letterhead signed by an authorized representative of COMPANY to the addresses indicated in the Address Schedule.

(c) Deemed Received. Notices are deemed received *** business days after they are:

     (i) Posted on the ECE or MOO by MS;

                                  CONFIDENTIAL

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# *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED


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     (ii) Transmitted by fax or email;

     (iii) Deposited in the U.S.A. mails, postage prepaid, certified or registered, return receipt requested, provided COMPANY's address for notices is located in the U.S.A.; deposited in the European Union (EU) or European Free Trade Association (EFTA) mail, prepaid recorded delivery, provided COMPANY's address for notices is located in the EU or EFTA; sent by same-day ground express courier; or

     (iv) Sent by international air express courier, charges prepaid.

(d) Address Schedule. COMPANY shall keep all information in the Address Schedule complete and current. Within *** days of any change of information required in the Address Schedule, COMPANY shall notify MS of such change as set forth in
Section 15(b).

(e) If there has been a COMPANY ownership (by contract, merger, operation of law or otherwise) or COMPANY name change, then MS may require COMPANY:

     (i) to provide MS with additional information and relevant documents relating to the circumstances of the change; and

     (ii) to enter into a new Microsoft OEM Distribution Agreement for Software Products for Embedded Systems.

(f) Information posted on the ECE and MOO may change without notice until the effective date of such information. MS may correct errors in information posted on the ECE and MOO or update posted documents after the Effective Date by sending notice to COMPANY.

16. CHOICE OF LAW; JURISDICTION AND VENUE; ATTORNEYS' FEES.

(a) Washington state law governs this Agreement. Washington state law also governs claims for any breach of this Agreement, regardless of conflict of laws principles.

(b) The federal courts in the State of Washington are the exclusive venue for all disputes about this Agreement. This includes any claims for breach of this Agreement. The state courts in the State of Washington are the exclusive venue if there is no federal subject matter jurisdiction. Each party consents to the exercise of personal jurisdiction by these courts. Each party agrees that it cannot revoke this consent.

(c) MS may pursue injunctive relief against COMPANY to protect MS' intellectual property rights. MS may pursue this relief in any forum. MS will provide prior notice to COMPANY if MS pursues injunctive relief. No notice shall be required if MS reasonably determines that providing notice will prevent MS from protecting its intellectual property.

(d) Either party may serve process as authorized by the applicable law or court rule.

(e) The United Nations Convention on Contracts for the International Sale of Goods does not apply to this Agreement.

(f) If either party employs attorneys to enforce any rights arising out of or relating to this Agreement, the primarily prevailing party shall be entitled to recover its reasonable attorneys' fees, costs, and other expenses.

(g) This Agreement shall be written and executed only in the English language, which shall be controlling in all respects. If MS provides a translation or summary of this Agreement in any other language to COMPANY, such translation or summary shall be non-binding and for reference purposes only, and shall not constitute an amendment, modification or interpretation of this Agreement.

17. GOVERNMENT REGULATIONS.

(a) The Licensed Products are subject to United States and European Union export laws and regulations. COMPANY must comply with all domestic and international export laws and regulations that apply to the Licensed Products. These laws include restrictions on destinations, end users, and end use. For additional information, see ***.

18. GENERAL.

(A) ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND MAY BE AMENDED ONLY BY A WRITING EXECUTED BY EACH OF THE PARTIES.

(b) Joint Venture. The parties agree that this Agreement shall not be construed as:

     (i) to create a partnership, joint venture or agency relationship or as granting a franchise, or

     (ii) to affect the surviving rights or obligations of either party under previous versions of this Agreement.

(c) Severability. If any provision of this Agreement is found illegal, invalid or unenforceable by a court of competent jurisdiction, the remaining provisions and license for Licensed Products, as applicable, shall remain in full force and effect.

(d) No Waiver. No waiver of any breach of this Agreement will be a waiver of any other breach. Any waiver must be in writing and signed by an authorized representative of the waiving party.

(e) Interpretation. As used in this Agreement, "writing" or "written" means a non-electronic record, a scanned copy of a signed document or a fax of a signed document. "Days" means calendar days unless provided otherwise in the applicable provision. The headings and titles of the provisions of this Agreement are for convenience only and shall not affect the interpretation of any provision. Unless specifically provided otherwise, the plural shall include the singular.

(f) Force Majeure. Neither party will be liable for failure to perform any obligations under this Agreement to the extent such failure is caused by a Force Majeure Event. The party subject to the Force Majeure Event will provide notice to the other party within a commercially reasonable time. As soon as the Force Majeure Event stops, obligations that have not been performed due to a Force Majeure Event shall be performed. Subject to Section 9(d), in no event shall the damage to, destruction or disappearance of COAs on account of a Force Majeure Event relieve COMPANY of its payment obligations.

(g) MS Affiliate. Some provisions in this Agreement include COMPANY's covenants and obligations to MS and MS Affiliates. Some provisions are for the benefit of MS and MS Affiliates. COMPANY acknowledges and agrees that each MS Affiliate is entitled to its own right to require due performance by COMPANY. To the extent necessary to establish an MS Affiliate's rights and benefits, MS enters into this Agreement, not only in its own right, but also as an agent for each such MS Affiliate.

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED


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                       OEM VOLUME ROYALTY PROGRAM SCHEDULE

MS may offer an OEM Volume Royalty Program ("OVRP") that enables COMPANY to offer a *** royalty to OEM Customers that commit to distributing a specified high volume of Licensed Products ("OVRP Customer").

COMPANY may qualify to participate in the OVRP as described in the guidelines on the ECE ("OVRP Guidelines").

This *** royalty rate is offered based on COMPANY's and OVRP Customer's commitment to ship significant volumes of Licensed Product (as listed in the OVRP Royalty Rate List on ECE) installed on a new device ("Volume Device").

The OVRP is only valid provided that:

     (i) DISTRIBUTOR has a valid Microsoft OEM Distribution Agreement For Software Products For Embedded Systems, and

     (ii) OVRP Customer has a valid CLA in place.

1. TERM AND TERMINATION.

The term of each OVRP period ("OVRP Period") is effective from agreed start date until the earlier of:

(a) *** from that date;

(b) termination or expiration of the Agreement (if the OVRP Customer and MS do not enter into a successor agreement);

(c) termination or expiration of the CLA (if the parties do not enter into a successor agreement); or

(d) OVRP Program is cancelled as notified by MS.

Any violation of the terms of this Schedule is grounds for a termination of the Agreement as an uncurable material breach under Section 14 of the Agreement.

2. *** ROYALTY TERMS.

(a) The OVRP royalty rate applies only to Licensed Products shipped on Volume Devices, as registered and approved by MS in the OVRP Tool in MOO. COMPANY will not offer this *** royalty to any party other than the OVRP Customer.

(b) ***

(c) COMPANY agrees to pay MS the total royalties due for the specific Licensed Products distributed to the OVRP Customer at the *** royalty rate as listed in the then-current OVRP royalty rate list on the ECE.

(d) COMPANY will be notified via ECE or email if MS *** its royalty rate for Licensed Products that qualify for OVRP. Such royalty rate changes will be effective on the first date of the calendar month following such notice.

3. WRITTEN AGREEMENT WITH VOLUME CUSTOMER.

***

4. REPORTING.

COMPANY shall include Licensed Product shipments under OVRP in its monthly sales-out report as described in the Reporting Guidelines on the ECE.

***

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED


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

                              MOO AND ECE SCHEDULE

(a) In this Schedule, MOO and the ECE may be called a "Site" or collectively as the "Sites." The term "User" means an officer, employee, consultant or other person or agent of COMPANY who has, or who creates the appearance of having been authorized by COMPANY, to use the Site on behalf of COMPANY. The term "COMPANY Administrator" means the Users designated in the Address Schedule. COMPANY shall give MS not less than 48 house notice that COMPANY has made a change to such authority. Notices for COMPANY Administrator changes should be sent to *** for MOO or *** for the ECE, as appropriate.

(b) MS may provide guidelines from time to time in connection with COMPANY's use of the Sites.

(c) COMPANY Administrator is solely responsible for granting access and other authorities for Users. *** COMPANY Administrator shall do all of the following:

     (i) Protect Password Info as confidential information and not disclose any part of it to any person or entity (internal or external) without a need to know.

     (ii) Only take actions at a Site that the COMPANY has authorized.

     (iii) Instruct and ensure that Users do both (i) and (ii) above. COMPANY shall designate at least 1 but no more than 2 Administrators.

(d) MS may suspend or terminate authorities, or suspend or block access to all or any part of a Site to any information. Whenever possible, MS will provide prior notice of such action.

(e) Neither MS nor any of its agents shall have any liability for any failure to provide a level of security greater in connection with the ECE than that generally afforded by the use of:

     (i) ***

     (ii) ***

(f) COMPANY and its Users shall not cause any harm to a Site.

(g) MS PROVIDES EACH SITE "AS IS". Warranty disclaimers, damage exclusions and limitations of remedies in this Agreement all apply to each Site (and to their information, functionality, services, and availability or lack thereof). COMPANY will not rely on or treat any Site information as an express warranty.

(h) MS reserves the right to change or discontinue all or any portion of the MOO Site at any time. Users may make a copy of MOO information to document COMPANY's transactions or other information. MS will retain *** years of transactional records. MS will have no duty to retain or make available Site information or records for later access.

(i) The Sites are not open to the public and the way they function and all information on them shall be treated as confidential information under Section 10 of the Agreement. COMPANY agrees not to distribute any Supplemental Code accessed on ECE to any third party, unless expressly authorized by MS to do so.

(j) (i) COMPANY must access and use MOO for all transactions and purposes contemplated by MOO until the earlier of:

          (A) The date MS ceases to provide MOO to similarly situated embedded distributors, or

          (B) The date COMPANY has satisfied all of its obligations under the Agreement.

     (ii) All actions taken by any User at or in relation to a Site shall legally bind COMPANY if any of the following are true.

          (A)  The User has supplied Password Info.

          (B) COMPANY or Users failed to keep Password Info secure. The failure caused or contributed to creation of an appearance that actions taken on a Site were being taken by, or on behalf of, COMPANY.

          (C) COMPANY had approved, allowed or accepted benefits or use of the Site by a person purporting to be its agent.

(k) If Password Info is used to cause harm or damage to COMPANY or MS by a person who obtained it by means that could not have been prevented by complying with this Schedule, then such acts taken with Password Info will not be attributed to COMPANY under Section (j)(ii). However, these acts may be attributed to MS, COMPANY or others under principles of equity or law pertinent to the act in question.

(l) As part of the MS OEM operations initiative called ***. MS may provide additional or successor online tools or websites to be used by COMPANY in the normal course of its business with MS. COMPANY agrees to use such resources for all intended purposes.

(m) Privacy and Data Protection.

     (i) In this section, "Personal Information" means any information provided by MS or collected or processed for MS by COMPANY in connection with this
Agreement:

          (A) That identifies or can be used to identify, contact, or locate the person to whom such information pertains, or

          (B) From which identification or contact information of an individual person can be derived.

Personal Information includes, but is not limited to: name, address, phone number, fax number, email address, social security number or other government-issued identifier, and credit card information. In addition, to the extent any other information (such as a personal profile, unique identifier, biometric information, or IP address) is associated or combined with Personal Information, then such information also will be considered Personal Information.

     (ii) Any Personal Information collected, processed or accessed by COMPANY in compliance with this Agreement shall be limited to that which is strictly necessary to perform such services or to fulfill any legal requirements.

     (iii) COMPANY shall use such Personal Information only as necessary to perform the services in accordance with this Agreement and not for any other purpose whatsoever. COMPANY shall maintain such Personal Information in strict confidence in accordance with the provisions of Section 10. COMPANY shall not share any Personal Information with any third parties for any reason

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED


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

except as authorized by MS in writing. If COMPANY is served with a court order compelling disclosure of any Personal Information or with notice of proceedings for such an order, COMPANY:

          (A)  Will oppose the order,

          (B)  Will notify MS of such order or notice, and

          (C) Will provide MS the opportunity to intervene before COMPANY files any response to the order or notice.

     (iv) COMPANY will take reasonable steps to protect any Personal Information in COMPANY's possession and immediately notify MS of any known security breach from:

          -    Unauthorized use,

          -    Access,

          -    Disclosure,

          -    Alteration, or

          -    Destruction.

Security measures shall include access controls, encryption or other means, where appropriate. COMPANY agrees to conduct an audit on at least an annual basis to evaluate the security of Personal Information in COMPANY's possession and to verify that the terms of this Agreement with respect to Personal Information are being followed. The results of such audit shall be made available to MS on request.

     (v) Upon request from MS, COMPANY shall provide MS with any or all Personal Information in COMPANY's possession. COMPANY shall within *** days of termination or expiration of this Agreement, at MS' sole discretion either:

          (i) Provide MS with all documents and materials (including any and all copies) containing Personal Information which are in its possession or under its control; or

          (ii) Destroy all such specified documents and materials (including any and all copies in any and all formats) and provide MS with a certificate of destruction signed by an officer of COMPANY.

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED

                           VIRTUAL WAREHOUSE SCHEDULE

COMPANY may establish an off-site warehouse for Licensed Products to permit flexibility in manufacturing planning and to minimize inventory holding requirements for an individual OEM Customer ("VW OEM"). The warehouse may be owned by COMPANY, the VW OEM, or a third party warehouse provider approved in writing by MS (any of the above, a "Warehouse Provider").

COMPANY may distribute Licensed Product to an MS-authorized warehouse ("Warehouse"), to be pulled by a single VW OEM, subject to the same terms and conditions applicable to COMPANY under this Agreement and provided that the following are satisfied.

(a) Establishment of a Warehouse

At least *** days before COMPANY intends to send inventory to a Warehouse, COMPANY will provide MS the following information:

          -    VW OEM legal name and CLA Number;

          - Physical address of the Warehouse (must be within COMPANY's Territory);

          - (If COMPANY is not the Warehouse Provider) Warehouse Provider's legal name, address, postal code, city, state/province, country (must be within the COMPANY's Territory), phone number, fax number contact name, job title and email address;

          - The Warehouse (and Warehouse Provider, if a third party other than the VW OEM) must be approved in writing by MS prior to any distribution to the Warehouse.

(b) Records and Reports by COMPANY

     (i) COMPANY agrees to track and maintain the following records on COMPANY's premises:

          - The number of Licensed Products shipped to the Warehouse, including the number of COAs; and

          - The number of Licensed Products shipped from the Warehouse to the VW OEM (regardless of whether COMPANY is the Warehouse Provider).

     (ii) COMPANY will report all shipments from the Warehouse for the past month in its next required sales-out report.

(c) Deliveries to the Warehouse

     (i) All shipments from ARs must continue to be delivered to COMPANY. Only COMPANY is authorized to deliver the Licensed Product to the approved Warehouse.

     (ii) All Licensed Product will be delivered by COMPANY to the Warehouse

     (iii) COMPANY shall suspend all shipments to and from the Warehouse upon notice from MS.

(d) Warehouse Agreement

If COMPANY is not the Warehouse Provider, it must enter into a separate written agreement with the Warehouse Provider to remain effective concurrently with this Agreement ("Warehouse Agreement"). A sample warehouse agreement may be provided on the ECE or such other website as MS may designate. MS reserves the right to modify the sample warehouse agreement without notice to COMPANY. In the event of any inconsistencies between the sample warehouse agreement and this Schedule, the latter shall control.

     (i) The Warehouse Agreement must require the Warehouse Provider to:

          (A)  Distribute Licensed Product only to VW OEM on behalf of COMPANY;

          (B)  Comply with obligations identical to those imposed on COMPANY by
               Section 2(c)(iii), 2(c)(iv), 2(l), 2(m), 2(p), 2(q), 2(r) and
               9(c)(ii) of this Agreement;

          (C) Report in real-time to COMPANY all pulls of Licensed Product from the Warehouse.

          (D) Account for and reconcile all Licensed Products in inventory on a monthly basis, which shall include:

               -    Beginning and ending COA inventory;

               -    COAs received from COMPANY;

               -    COA distribution to COMPANY or VW OEM; and

               -    COAs that cannot be distributed for any reason.

          (E) Maintain a log of each damaged or destroyed COA that includes the date damaged, or destroyed, Licensed Product name, COA range and cause of damage or destruction, and return each damaged COA to COMPANY.

          (F) Report the reconciliation in Section (d)(i)(D) above to COMPANY on a monthly basis;

          (G) Return, at Warehouse Provider's expense, Licensed Product (including COAs) and any copies thereof, to COMPANY as directed, within *** business days after cancellation or expiration of the Warehouse Agreement; and

          (H) Provide access to the Warehouse to audit or inspection teams sent on behalf of MS or COMPANY. Such team may perform an audit of the Warehouse Provider's records, an inspection of the Warehouse and Warehouse procedures to determine compliance with the terms of this Schedule and the Warehouse Agreement.

     (ii) The Warehouse Agreement must also:

          (A) Expressly provide that MS is an intended third party beneficiary of the Warehouse Agreement; and (D) to pay MS' or COMPANY's attorneys' fees if COMPANY or MS employs attorneys to enforce any rights arising out of the Warehouse Agreement.

          (B) Include the Warehouse Provider's consent to venue and jurisdiction exclusively in the federal courts within the State of Washington or the federal courts within the State of New York, or in the event there is no federal subject matter jurisdiction, exclusive venue and jurisdiction in the state courts of the State of Washington with respect to any action brought by MS to enforce its rights under the Warehouse Agreement;

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED

     (iii) COMPANY shall immediately cancel all Warehouse Agreements upon the cancellation or expiration of this Agreement or the CLA with the VW OEM.

     (iv) Upon MS request, COMPANY shall provide a copy of such Warehouse Agreement template, and executed agreements to MS. If the Warehouse Agreement is not in the English language, COMPANY shall also provide an accurate and complete English translation of such Warehouse Agreement.

     (v) COMPANY shall promptly notify MS in writing of the cancellation, expiration or significant modification of the terms of any Warehouse Agreement.

     (vi) COMPANY shall immediately cease use of any Warehouse Provider upon receipt of written notice from MS:

          - that the Warehouse Provider has breached a material provision of the Warehouse Agreement; or

          - has caused COMPANY to be in breach of a material provision of this Agreement.

     (vii) COMPANY may resume using the services of such Warehouse Provider provided that:

          - COMPANY and/or Warehouse Provider is able to completely cure such breach within *** days of COMPANY's receipt of MS' notice,

          - MS has confirmed the breach has been cured to its satisfaction, and

          - MS has agreed in writing to COMPANY's continued use of the Warehouse Provider.

(e) Returns. All copies of Licensed Product (including COAs) in the Warehouse shall be returned to COMPANY upon any expiration or termination of this Agreement, the Warehouse Agreement, or the CLA with the VW OEM, whichever occurs earliest.

(f) Guarantee. COMPANY guarantees the performance of each Warehouse Provider under its Warehouse Agreement. Such guarantee is unconditional and irrevocable.

(g) Indemnity. COMPANY shall defend, indemnify and hold harmless MS and its Suppliers from and against all damages (including attorneys' fees) of any kind in connection with the Warehouse Provider's use or distribution of the Licensed Product, including, without limitation, damages resulting from:

     (i) a breach of the terms of this Agreement and/or the Warehouse Agreement, or

     (ii) any and all unauthorized distribution of any portion of the Licensed Product by the Warehouse Provider.

(h) Survival. Sections (b),(d), (e), (f), and (g) of this Schedule shall survive any cancellation or expiration of this Agreement.

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated October 1, 2006 between MS and B SQUARE CORPORATION

***  CONFIDENTIAL TREATMENT REQUESTED


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